CENTRAL SECURITIES CORPORATION

 STATEMENT OF INVESTMENTS

March 31, 2020

(unaudited)

Shares		Value
	COMMON STOCKS 91.6%
	Banks 3.8%
255,000	Citigroup Inc.	$10,740,600
230,000	JPMorgan Chase & Co.	20,706,900
		31,447,500

	Communications Services 4.7%
18,000	Alphabet Inc. Class A (a)	20,915,100
185,000	Cogent Communications Holdings, Inc.	15,164,450
200,000	Liberty Latin America Ltd. Class C (a)	2,052,000
		38,131,550

	Consumer Services 0.2%
30,000	Wynn Resorts Ltd.	1,805,700

	Diversified Financial 8.6%
180,000	American Express Company	15,409,800
400,000	The Bank of New York Mellon Corporation	13,472,000
40	Berkshire Hathaway Inc. Class A (a)	10,880,000
330,000	Capital One Financial Corporation	16,638,600
405,000	The Charles Schwab Corporation	13,616,100
		70,016,500

	Diversified Industrial 4.9%
250,000	Brady Corporation Class A	11,282,500
680,000	Heritage-Crystal Clean, Inc. (a)	11,043,200
56,000	Roper Technologies, Inc.	17,461,360
		39,787,060

	Energy 2.9%
700,000	Hess Corporation	23,310,000

	Health Care 7.0%
90,000	Johnson & Johnson	11,801,700
195,000	Medtronic plc.	17,585,100
200,000	Merck & Co., Inc.	15,388,000
300,000	Roche Holding AG ADR	12,171,000
		56,945,800

	Insurance 28.8%
90,000	Kinsale Capital Group, Inc.	9,407,700
28,424	The Plymouth Rock Company Class A (b)(c)	198,968,000
350,000	Progressive Corporation	25,844,000
		234,219,700

Shares		Value
	Real Estate and Homebuilding 2.9%
900,000	Rayonier Inc.	$21,195,000
270,000	TRI Pointe Group, Inc. (a)	2,367,900
		23,562,900

	Retailing 3.1%
13,000	Amazon.com, Inc. (a)	25,346,360

	Semiconductor 11.0%
450,000	Analog Devices, Inc.	40,342,500
166,615	Cree, Inc. (a)	5,908,168
800,000	Intel Corporation	43,296,000
		89,546,668

	Software and Services 1.7%
90,000	Microsoft Corporation	14,193,900

	Technology Hardware and Equipment 11.3%
350,000	Coherent, Inc. (a)	37,243,500
225,000	Keysight Technologies, Inc. (a)	18,828,000
245,000	Motorola Solutions, Inc.	32,565,400
1,077,488	Ribbon Communications Inc. (a)	3,264,789
		91,901,689

	Utilities 0.7%
730,000	Star Group, L.P.	5,621,000

	Total Common Stocks (cost $331,067,050)	745,836,327

SHORT-TERM INVESTMENTS 8.3%

	Money Market Fund 7.1%
57,418,970	Fidelity Investments Money Market Fund
	Treasury Only Portfolio Class I	57,418,970

Principal
	U.S. Treasury Bills 1.2%
$10,000,000	U.S. Treasury Bill 0.05%, due 9/24/2020 (d)	9,997,751

	Total Short-Term Investments (cost $67,416,721)	67,416,721

	Total Investments (cost $398,483,771) (99.9%)	813,253,048

	Cash, receivables and other assets less liabilities (0.1%)	710,185

	Net Assets (100%)	$813,963,233

(a) Non-dividend paying.

(b) Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 3 and Note 4.

(c) Valued based on Level 3 inputs. See Note 2.

(d) Valued based on Level 2 inputs. See Note 2.

See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION

NOTES TO STATEMENT OF INVESTMENTS

(unaudited)

1. Security Valuation – Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of March 31, 2020, the tax cost of investments was $398,483,771. Net unrealized appreciation was $414,769,277 consisting of gross unrealized appreciation and gross unrealized depreciation of $448,856,094 and $34,086,817, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

●	Level 1 – Quoted prices in active markets for identical investments;
●	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;
●	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company, Inc. Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of March 31, 2020 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$546,868,327	$—	$198,968,000	$745,836,327
Short-term investments	57,418,970	9,997,751	—	67,416,721
Total investments	$604,287,297	$9,997,751	$198,968,000	$813,253,048

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2019	$216,022,400
Change in net unrealized appreciation of investments in affiliated companies included in net decrease in net assets resulting from operations	(17,054,400)
Balance at March 31, 2020	$198,968,000

Unrealized appreciation of Level 3 investments held as of March 31, 2020 decreased by $17,054,400 during the three months ended March 31, 2020, which is included in the above table.

In valuing the Plymouth Rock Level 3 investment as of March 31, 2020, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.7–1.4; average: 1.0); price-to-historical earnings (range: 6.8–28.6; average: 18.3); and price-to-forward earnings estimates (range: 8.1–22.7; average: 14.1). Management also used a discounted cash flow model based on a forecasted return on equity of approximately 10% and a cost of capital of approximately 9%. Plymouth Rock’s book value and an independent valuation of Plymouth Rock’s shares obtained by Plymouth Rock were also considered. Averages of these values were then discounted for lack of marketability and control of the Plymouth Rock shares by 30% and 40%, a range management believes market participants would apply. Management presented and discussed the above information with the Corporation’s directors, who selected the value for the investment.

Significant increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would have resulted in a higher (lower) range of fair values. Significant increases (decreases) in the discount for lack of marketability or cost of capital in isolation would have resulted in a lower (higher) range of fair values.

Effective January 1, 2020, the Corporation adopted Accounting Standards Update 2018-13, “Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”), which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. Management has determined that there is no material impact on the applicable financial statement disclosures as a result of the adoption of ASU 2018-13.

3. Restricted Securities - The Corporation may from time to time invest in securities the resale of which is restricted. On March 31, 2020, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $198,968,000 at March 31, 2020, which was equal to 24.4% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

4. Affiliated Companies – Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the three months ended March 31, 2020, unrealized appreciation from the Corporation’s investment in Plymouth Rock decreased by $17,054,400 and the Corporation received dividends of $7,081,555 from Plymouth Rock. The Chief Executive Officer of the Corporation is a director of Plymouth Rock. The President of the Corporation is a director of certain subsidiaries of Plymouth Rock.